UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 15, 2008

                          SECURITY FEDERAL CORPORATION
              (Exact name of registrant as specified in its charter)

     South Carolina                 0-16120                 57-0858504
----------------------------     ------------         ------------------
(State or other jurisdiction     (Commission             (IRS Employer
     of incorporation)           File Number)         Identification No.)

  238 Richland Avenue West, Aiken, South Carolina             29801
---------------------------------------------------   ------------------
(Address of principal executive offices)                   (Zip Code)


  Registrant's telephone number (including area code):  (803) 641-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition
--------------------------------------------------------

      On January 15, 2008, Security Federal Corporation issued its earnings release for the quarter ended December 31, 2007. A copy of the earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

      (c)    Exhibits

      99.1   Press Release of Security Federal Corporation dated January 15,
             2008.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      SECURITY FEDERAL CORPORATION


Date: January 16, 2008                By:/s/Roy G. Lindburg
                                         -------------------------------------
                                         Roy G. Lindburg
                                         Treasurer and Chief Financial Officer


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                                    Exhibit 99.1

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NEWS RELEASE

SECURITY FEDERAL CORPORATION ANNOUNCES INCREASE IN THIRD QUARTER EARNINGS

Aiken, South Carolina (January 15, 2008) - Security Federal Corporation (OTCBB:SFDL.OB), the holding company of Security Federal Bank, today announced earnings for the third quarter of its fiscal year ending March 31, 2008. The Company reported net income of $1,041,000 or $0.40 per share (basic) for the three months ending December 31, 2007, a 6.5% increase from net income of $977,000 or $0.37 per share (basic) for the three months ending December 31, 2006. For the nine months ending December 31, 2007, net income increased 7.9% to $3,264,000 or $1.26 per share (basic) from $3,026,000 or $1.17 per share
(basic) for the nine months ending December 31, 2006. The increases in earnings for the quarter and the nine month period are primarily a result of increases in net interest income in both periods.

Total assets at December 31, 2007 were $820.2 million compared to $738.1 million at March 31, 2007, an increase of $82.1 million or 11.1% for the nine-month period. Net loans receivable increased $64.1 million or 14.7% to $500.1 million at December 31, 2007 from $436.0 million at March 31, 2007. Total deposits increased $50.2 million or 9.6% to $573.9 million at December 31, 2007 compared to $523.7 million at March 31, 2007. Federal Home Loan Bank advances, other borrowings, and junior subordinated debentures increased $29.3 million or 17.6% to $195.6 million at December 31, 2007 from $166.3 million at March 31, 2007.

During the three months ended December 31, 2007, the Company opened two new branches, one in Columbia, South Carolina and one in Evans, Georgia. These additional branches will diversify the Company's markets from primarily Aiken and Lexington Counties to also include Richland County, South Carolina and Columbia County, Georgia.

Security Federal Bank has thirteen full service branch locations in Aiken, Clearwater, Graniteville, Langley, Lexington, North Augusta, Wagener, Columbia and West Columbia, South Carolina and Evans, Georgia. Additional financial services are provided by three of the Bank's wholly owned subsidiaries, Security Federal Insurance, Inc., Security Federal Investments, Inc., and Security Federal Trust, Inc.


For additional information contact Roy Lindburg, Chief Financial Officer, at
(803) 641-3070



Forward-looking statements:

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Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to, interest rate fluctuations; economic conditions in the Company's primary market area; demand for residential, commercial business and commercial real estate, consumer, and other types of loans; success of new products; competitive conditions between banks and non-bank financial service providers; regulatory and accounting changes; technology factors affecting operations; pricing of products and services; and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended March 31, 2007. Accordingly, these factors should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statement.

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                            SECURITY FEDERAL CORPORATION
                    UNAUDITED CONSOLIDATED FINANCIAL HIGHLIGHTS

                             INCOME STATEMENT HIGHLIGHTS

                    (In Thousands, except for Earnings per Share)


                                          Quarter Ended      Nine Months Ended
                                           December 31,         December 31,
                                          2007       2006      2007       2006
                                   ----------------------- -------------------

Total interest income                  $12,737    $10,815   $37,290    $30,723

Total interest expense                   7,759      6,380    22,174     17,338
                                   ----------------------- -------------------
Net interest income                      4,978      4,435    15,116     13,385

Provision for loan losses                  150        150       450        450
                                   ----------------------- -------------------
Net interest income after
 provision for loan losses               4,828      4,285    14,666     12,935

Non-interest income                      1,028        987     3,138      2,651

Non-interest expense                     4,327      3,816    12,960     10,989
                                   ----------------------- -------------------
Income before income taxes               1,529      1,456     4,844      4,597

Provision for income taxes                 488        479     1,580      1,571
                                   ----------------------- -------------------
Net income                              $1,041       $977    $3,264     $3,026
                                   ======================= ===================
Earnings per share                       $0.40      $0.37     $1.26      $1.17
                                   ======================= ===================

                                  BALANCE SHEET HIGHLIGHTS
                     (In Thousands, except for Book Value per Share)

                                   December 31,    March 31,
                                       2007          2007
                                   -----------------------
Total assets                          $820,248    $738,110

Cash and cash equivalents               12,800      13,438

Total loans receivable, net            500,091     436,038

Investment and mortgage-
 backed securities                     260,533     249,905

Deposits                               573,915     523,738

Borrowings                             195,588     166,292

Shareholders' equity                    45,200      42,693

Book value per share                    $17.82      $16.36



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